OTHER OPERATING INCOME, NET (EXPENSES)	12 Months Ended
Dec. 31, 2025
OTHER OPERATING INCOME (EXPENSES)
OTHER OPERATING INCOME (EXPENSES)
27. OTHER OPERATING INCOME, NET

	2025	2024	2023
Recovered expenses and fines	805,776	606,088	1,097,797
Provisions for legal claims and contingent liabilities(1) (2)	(731,863)	(321,936)	(661,743)
Other operating income, net(3)	253,677	59,634	204,266
Total	327,590	343,786	640,320

Other income	1,059,453	665,722	1,302,063
Other expenses	(731,863)	(321,936)	(661,743)
Other operating income, net	327,590	343,786	640,320

(1)In 2024, it includes the amounts of: (i) R$386,392 relating to the reversal of regulatory provisions as a result of the Commitment Agreement Linked to the Negotiations for Self-Composition for the Adaptation of STFC Concession Contracts to Authorization Instruments (Note 20.).
(2)In 2025 and 2024, it includes the amounts of R$41,402 and R$26,546, respectively, relating to the reversal of provision expenses for legal claims as a result of participation in tax amnesty programs (Note 20.).
(3)In 2023, includes R$244,229 related to the reversal of part of the remaining 50% resulting from the agreement regarding the Post-Closing Adjustment between the Company and Oi. S.A. – In Judicial Recovery. It also includes the amounts of net gains on the sale of assets (real estate, scrap, etc.) and expenses with taxes on other operating income. In 2025, this includes gains from the remeasurement of equity interests. R$128,750 and R$6,153, resulting from the transactions for the acquisition of control of FiBrasil (note 1.c.2) and the corporate reorganization of VivaE and Vivo Ventures (note 1.c.4).